Exhibit 10.1
Execution Version

AMENDMENT NO.2 TO CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 7th day of August, 2019, by and among PTC Therapeutics, INC., a Delaware corporation (“Borrower”), MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A. Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement, dated as of May 5, 2017 (as amended by that certain Amendment No. 1 and Limited Consent to Credit and Security Agreement, dated as of July 19, 2018, the “Original Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B. In connection with an ongoing negotiation to acquire all of the assets and business of BioElectron Technology Corporation (“BioElectron”) (such acquisition, the “BioElectron Acquisition”), Borrower desires to enter into that certain Bridge Loan and Security Agreement, between Borrower and BioElectron, dated as of August 7, 2019 and attached hereto as Exhibit A (as amended, supplemented or otherwise modified from time to time in accordance with the terms of the Financing Documents, the “BioElectron Bridge Loan Agreement”) to make secured loans in cash to BioElectron in an aggregate principal amount of up to $4,000,000. Such advances will be made in two (2) drawings of up to $2,000,000, with the first advance occurring on or about the date hereof and the second advance occurring on or about August 29, 2019.

C.Pursuant to Section 5.7(a) of the Credit Agreement, no Borrower shall, or permit any of its Subsidiaries to make or purchase any advance, loan, extension of credit or capital contribution to, or any other investment in, any Person other than as permitted under the definition of Permitted Investments.

D.Borrower has requested, and Agent and Lenders constituting at least the Required Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement and the other Financing Documents, to amend certain provisions of the Original Credit Agreement to, among other things, permit the making of the BioElectron Bridge Loans (as defined below).

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders and Borrower hereby agree as follows:
1.Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.[Reserved].

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3.    Amendment to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the condition to effectiveness set forth in Section 6 below, the Original Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Original Credit Agreement is hereby amended by deleting the definition of “Material Contracts” in its entirety and replacing it with the following:
“Material Contracts” means (a) the Operative Documents, (b) the agreements listed on Schedule 3.17, (c) the 2022 Convertible Note Documents, (d) the Closing Date Intercompany Agreements, (e) from and after the Agilis Acquisition Closing Date, the Agilis Acquisition Documents, (f) the BioElectron Bridge Loan Documents and (g) any agreement or contract to which a Credit Party or its Subsidiaries is a party the termination of which would reasonably be expected to result in a Material Adverse Effect.
(b)    The definition of “Permitted Investments” in Section 1.1 of the Original Credit Agreement is hereby amended by adding the following new clause (p):
“(p)    the making of the BioElectron Bridge Loans pursuant to and in accordance with the terms and conditions of the BioElectron Bridge Loan Agreement; provided that on the date of the consummation of the BioElectron Acquisition (as defined in the Second Amendment), such BioElectron Bridge Loans are either repaid (including by reducing, offsetting, adjusting or netting against payments otherwise made on the closing date of the BioElectron Acquisition), cancelled or otherwise subordinated to the Obligations pursuant to terms and documentation reasonably satisfactory to Agent and Required Lenders;”

(c)    Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:
““BioElectron” has the meaning set forth in the Second Amendment.”

““BioElectron Bridge Loan Agreement” has the meaning set forth in the Second Amendment.”

““BioElectron Bridge Loan Documents” means the “Loan Documents”, as defined in the BioElectron Bridge Loan Agreement.”

““BioElectron Bridge Loans” means the loans made by Borrower on and subject to the terms of the BioElectron Bridge Loan Documents and secured by the assets of Biolectron as described more fully in, and pursuant to the terms of, the BioElectron Bridge Loan Agreement and the other BioElectron Bridge Loan Documents.”

““Second Amendment” means that certain Amendment No. 2 to Credit Agreement, dated as of August ___, 2019, by and among the Borrower, the Required Lenders, and Agent.

““Second Amendment Effective Date” means the first date that the condition in Section 6 of the Second Amendment are satisfied.”

4.    Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which

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case such representation or warranty shall be true and correct in all material respects as of such earlier date. Without limiting the foregoing, each Borrower represents and warrants that prior to and after giving effect to the agreements set forth herein, no Default or Event of Default exists under any of the Financing Documents as of the date hereof. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Borrower further represents and warrants that it has provided to Agent true, correct and complete copies of the BioElectron Bridge Loan Documents executed on or prior to the Second Amendment Effective Date.
5.    Collateral Assignment.
(a)    For the purpose of securing the Obligations, Borrower hereby collaterally assigns and transfers to Agent, for its benefit and the benefit of the Lenders, and grants a security interest to Agent, for its benefit and the benefit of the Lenders (as collateral security for the performance and payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been made)), in, all right, title and interest of Borrower in, to and under: (i) each BioElectron Bridge Loan Document, including but not limited to, any and all rights of enforcement with respect to any breach by any party to the BioElectron Bridge Loan Documents, including all rights and remedies and the ability to enforce with respect to the “Collateral” (as defined in the BioElectron Bridge Loan Agreement) under the BioElectron Bridge Loan Documents, rights of indemnification, reservations of rights, assignments of warranties, whenever arising or coming into existence, termination rights, and Borrower’s right to payments under and its right to receive payments or other amounts from any party pursuant to or in connection with the BioElectron Bridge Loan Documents, and (ii) all proceeds of the foregoing; provided that neither the Agent nor any Lender shall have any right to enforce the provisions of any BioElectron Bridge Loan Document unless an Event of Default has occurred and is continuing under the Credit Agreement. Upon request of Agent, Borrower shall assign any UCC-1 financing statements filed by Borrower in connection with the BioElectron Bridge Loan Agreement to Agent for purposes of securing the Obligations under the Financing Documents.
(b)    Notwithstanding the foregoing, Borrower expressly agrees that it shall remain liable under the BioElectron Bridge Loan Documents to perform all of the conditions and obligations provided therein to be observed and performed by it, and neither the assignment pursuant to this Section 5 nor any action taken hereunder, shall cause Agent or any of the Lenders to be under any obligation or liability in any respect to any party to the BioElectron Bridge Loan Documents including, without limitation, Borrower, for the performance or observance of any of the representations, warranties, conditions, covenants, agreements or terms of the BioElectron Bridge Loan Documents.
6.    Effectiveness. This Agreement shall become effective as of the date on which Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from Borrower, Agent and the Required Lenders.
7.    Release. In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers,

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shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, solely to the extent existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of this Agreement, the other Financing Documents, the BioElectron Bridge Loan Documents and/or the transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the Second Amendment Effective Date; provided that the foregoing release shall not apply to (A) any material acts or omissions of, or any material breach by, any such Released Parties under this Agreement, (B) any claims or disputes solely between or among Released Parties or (C) the fraud, gross negligence, bad faith or willful misconduct of any Released Parties. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.
8.    No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
9.    Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
10.    Miscellaneous.
(a)    Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.
(b)    GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD

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TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(c)    WAIVER OF JURY TRIAL. BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)    Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Submission to Jurisdiction) and Section 12.14 (Expenses; Indemnity) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)    Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(g)    Entire Agreement.    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)    Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)    Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / PTC / Amendment No. 2

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:_/s/ Maurice Amsellem_______________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:     Apollo Capital Management GP, LLC,
its general partner

By: _/s/ Maurice Amsellem_______________________
Name: Maurice Amsellem
Title: Authorized Signatory

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LENDERS:        ELM 2016-1 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:_/s/ John O’Dea_____________________________
Name: John O’Dea
Title: Authorized Signatory

ELM 2018-2 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:_/s/ John O’Dea_____________________________
Name: John O’Dea
Title: Authorized Signatory

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LENDERS:	FLEXPOINT MCLS SPV LLC

By:_/s/ Daniel Edelman__________________________
Name: Daniel Edelman
Title: Vice President

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LENDERS:        APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor
By: ACC Management, LLC, as its General Partner

By: /s/ Tanner Powell__________________________
Name: Tanner Powell
Title: Authorized Signatory

MidCap / PTC / Amendment No. 2

BORROWER:	PTC THERAPEUTICS, INC. By: /s/ Mark E. Boulding Name: Mark E. Boulding Title: Executive Vice President & Chief Legal Officer

MidCap / PTC / Amendment No. 2